UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2005

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview, Suite 1000, Englewood, CO		80111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 796-2850

Check the appropriated box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

CSG Systems International, Inc. (“CSG”) generates a significant portion of its revenues from EchoStar Communications (“EchoStar”) under a multi-year processing agreement. On December 1, 2005, CSG issued a press release announcing that it had signed a new multi-year Master Subscriber Management System Agreement (the “Agreement”) with EchoStar to continue providing customer care and billing support services to EchoStar. A copy of such press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated into this section by reference.

The key terms of the Agreement are as follows:

•	The Agreement is effective November 1, 2005, and runs through the end of December 2008. The previous processing agreement with EchoStar was scheduled to expire in March 2006.

•	The Agreement provides EchoStar with the option to extend the term of the Agreement for either one or two years beyond the end of December 2008.

•	The Agreement does not provide CSG with the exclusive right to provide customer care and billing services to EchoStar, which differs from the previous processing agreement with EchoStar.

•	The Agreement includes certain financial commitments from EchoStar such that if EchoStar terminates the Agreement before expiration for reasons other than cause, the balance of the financial commitments will be due CSG.

•	The fees for certain processing services provided under the Agreement were reduced on a per unit basis when compared to the previous processing agreement with EchoStar.

As noted above, the Agreement provided certain pricing reductions when compared to the previous processing agreement with EchoStar. However, based upon CSG’s expectation of continued growth in the number of Echostar’s customers processed on CSG’s systems, and CSG’s expectation of selling a historically consistent amount of new products and services to EchoStar under the Agreement, CSG expects total revenues generated from EchoStar in 2006 will not differ materially from that of 2005.

Although the new pricing under the Agreement was effective November 1, 2005, CSG does not expect the new Agreement to have a material impact to CSG’s overall expected financial performance for the fourth quarter of 2005.

This report contains forward-looking statements as defined under the Securities Act of 1933, as amended, that are based on assumptions about a number of important factors and involve risks and uncertainties that could cause actual results to differ materially from what appears in this report. Some of the risks and uncertainties that are foreseen by management are contained in Exhibit 99.01 “Safe Harbor for Forward-Looking Statements Under the Private Securities Litigation Reform Act of 1995--Certain Cautionary Statements and Risk Factors” in CSG’s most recent Form 10-Q for the quarter ended September 30, 2005. Readers are strongly encouraged to review this exhibit closely in conjunction with this report.

Item 7.01	Regulation FD Disclosure.

On December 1, 2005, CSG Systems International, Inc. issued a press release announcing that it had signed the Agreement with EchoStar. A copy of such press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated into this section by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibit

99.1	Press release of CSG Systems International, Inc. dated December 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2005

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Randy Wiese
Randy Wiese, Principal Accounting Officer

CSG Systems International, Inc.

Form 8-K

Exhibit Index

99.1	Press release of CSG Systems International, Inc. dated December 1, 2005.

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